UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 20, 2007

Date of report (Date of earliest event reported)

GB&T Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

0-24203	58-2400756
(Commission File Number)	(IRS Employer Identification No.)

500 Jesse Jewell Parkway, S.E., Gainesville, Georgia	30501
(Address of Principal Executive Offices)	(Zip Code)

770-532-1212

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

                On August 8, 2006, the Securities and Exchange Commission approved a new Nasdaq listing standard setting forth Direct Registration System (“DRS”) eligibility requirements, which require listed companies to become DRS eligible by January 1, 2008. DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer, and allows for the electronic transfer of securities. To meet DRS requirements and comply with Nasdaq Rule 4350(l), on November 20, 2007, the Board of Directors of GB&T Bancshares, Inc. (the “Company”) amended the Company’s Bylaws to allow for the issuance of uncertificated shares.

                The amendment to the Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                  Exhibits

                The following exhibit is filed herewith:

                3.1           Amendment to Bylaws of GB&T Bancshares, Inc.

SIGNATURES

                Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB&T Bancshares, Inc.

	By:	/s/ Gregory L. Hamby
Gregory L. Hamby
Executive Vice President and
Chief Financial Officer

Dated: November 27, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1	Amendment to Bylaws of GB&T Bancshares, Inc.